UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2015

Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-194280

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

At the 2015 Annual Meeting of Stockholders of Griffin Capital Essential Asset REIT II, Inc. (the "Registrant") held on June 16, 2015 (the "2015 Annual Meeting"), the following directors were each elected to serve as a director until the 2016 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Votes For:	Votes Withheld:
Kevin A. Shields	3,493,509	68,303
Michael J. Escalante	3,492,509	69,303
Gregory M. Cazel	3,492,509	69,303
Timothy J. Rohner	3,472,509	89,303
Samuel Tang	3,492,509	69,303

At the 2015 Annual Meeting, the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2015 was ratified by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Ratification of Appointment of Ernst & Young LLP	3,495,620	7,735	58,456

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT II, Inc.

Date: June 17, 2015	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Secretary